Exhibit 10.92

CONFIDENTIAL TREATMENT REQUESTED. *********** INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

A.N.: 130339

AMD 00136364.0

AMENDMENT

Date of Amendment: September 9, 2014

AMENDMENT (this “Amendment”) to the Index License Agreement for Funds (MSCI reference number IXF_00040) dated as of March 18, 2000 (as previously amended, the “Agreement”) is made by and between MSCI Inc. (formerly known as Morgan Stanley Capital International Inc.) (“MSCI”) and BlackRock Fund Advisors, a California corporation (as successor to Barclays Global Investors, N.A.) (“Licensee”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

1.	Exhibit A of the Agreement is hereby amended to add the following Indexes:

•	MSCI World ex USA Momentum Index
•	MSCI World ex USA Sector Neutral Quality Index

Or such other indexes as agreed by Licensee and MSCI in writing.

2.	Licensee may use the Indexes set forth in Section 1 above solely with respect to the following Licensee funds (each, a “World ex USA Factor ETF” and each World ex USA Factor ETF shall also be a “Fund” as such term is defined in the Agreement):

•	iShares MSCI International Developed Momentum Factor ETF
•	iShares MSCI International Developed Quality Factor ETF

Or such other names as agreed by Licensee and MSCI in writing.

The World ex USA Factor ETFs shall be exchange traded index funds listed on a national securities exchange located in the United States.

3.	Licensee shall pay MSCI a ********* license fee per Fund based on each Fund’s *********************************************, which fee shall be calculated and payable on a ********* basis. The ********* license fee shall be calculated ********************************************************************* ****************************************************************************************************** ************************, as follows:

********************

********************

********************

For the avoidance of doubt, the ********* license fees shall be calculated *************. For example, *************************************************************************************************** ***************************************************************************************************** **************************************************************************************************** ***************************************************************************************************** **************************************************************************************************** **************.

“Expense Ratio” shall mean the ********************************* obtained when dividing ***************************************************************************************************** ***************************************************************************************************** *****************************************************.

Notwithstanding anything to the contrary contained herein, if any Fund does not have an ******* ***** or if a Fund’s ********************************** or if a Fund has an ***************************************************** such Fund shall equal ***********************************************************************************.

4.	Special Conditions:

(a)	To the extent that this Amendment conflicts with the Agreement, this Amendment shall control. No right or license of any kind is granted to Licensee except as expressly provided in the Agreement and this Amendment.

(b)	MSCI may terminate this Amendment with respect to Indexes set forth in Section 1 if, within one (1) year of the date of this Amendment, Licensee does not list a World ex USA Factor ETF that is based on such Index.

(c)	If Licensee, delists a particular World ex USA Factor ETF or changes the underlying Index for such World ex USA Factor ETF, Licensee’s right to use the relevant Index set forth in Section 1 with respect to such World ex USA Factor ETF shall automatically and immediately terminate.

(d)	This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its conflict or choice of laws principles.

ACKNOWLEDGED AND AGREED

LICENSEE: BlackRock Fund Advisors		MSCI Inc.

By:	/s/ Ravi Goutam	By:	/s/ David Kinzelberg
Name	Ravi Goutam	Name	David Kinzelberg
Title	Managing Director	Title	Executive Director
Date	10/9/14	Date	10/11/2014

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